Exhibit 99.1

DigitalFX International, Inc. Files
Notice of Voluntary Delisting

LAS VEGAS, NV – January 23– DigitalFX International, Inc. (NYSE Alternext US: DXN), a multi-tier Web 2.0 digital media products distribution company announced today that the Company has submitted to the NYSE Alternext US ("the Exchange") notice of its intent to withdraw from listing its common stock and will file the required notice with the Securities and Exchange Commission in 10 calendar days. The Company intends to pursue listing of its common stock on the OTC Bulletin Board.

The Company's Board of Directors and management considered several factors in making this decision, which included the following:

        •     The Company's previously disclosed notice from the NYSE Alternext US Staff indicating that the Company no longer complies with the Exchange's continued listing standards and its securities are, therefore, subject to being delisted from the Exchange. Specifically, the Staff determined that the Company was not in compliance with Sections 1003(a)(i), (ii) and (iv) and Section 1003(f)(v) of the Company Guide.

        •     The expense of maintaining the listing of the Company's common stock on the Exchange, including additional listing fees, hearing fees, and legal fees, which have had, and were expected to have a continued detrimental effect on the Company's cash flow and earnings.

        •     Continued compliance with the Exchange's listing rules and requirements would demand significant attention from Company management and other personnel that could instead be dedicated to developing the business and pursuing strategic opportunities.

Richard Kall, CEO and Chairman of the Board said, "After careful deliberation, we have come to the determination that the needs of the Company, its shareholders and its affiliates are better served at this time and in the foreseeable future by delisting DigitalFX from the Exchange and trading its common stock on the OTC Bulletin Board."

"We believe that this action is the most prudent in the interest of our shareholders and affiliates which will result in significant savings for the Company and allow our team to focus solely on our business operations."

DigitalFX continues to be required to file reports with the SEC under Section 13 of the Securities Exchange Act of 1934, including quarterly and annual reports, and its common stock is expected in the ordinary course to be included for quotation on the OTC Bulletin Board.

About DigitalFX International, Inc.

DigitalFX International, Inc. (NYSE Alternext US: DXN) markets web-based products such as streaming live and on-demand video, video email and digital storage that because of their extremely low cost for the first time brings the next generation Internet revolution to individuals through its http://www.helloworld.com/ website and small and medium-sized businesses via its http://www.firststream.com/ website. The company also markets proprietary communication and collaboration services, and social networking software applications, including its flagship product, called the Studio. For more information about DigitalFX, please visit us at www.digitalfx.com.

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FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Examples of forward-looking statements include statements related to the eligibility of our securities to trade or be quoted on the OTC Bulletin Board and the savings to be achieved by delisting from the Exchange. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward looking statements if they comply with the requirements of the Act.

Investor Relations:
IR@digitalfx.com

DigitalFX International, Inc.
702-938-9300

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